AMENDMENT NO. 9

                                       TO

                                STATION AGREEMENT

         Amendment dated as of July 1, 2003 (herein called the "Effective Date") to Station Agreement dated as of January 1, 1968, as amended, among OHIO POWER COMPANY, an Ohio corporation (herein called "Ohio"), BUCKEYE POWER, INC., an Ohio corporation not for profit (herein called "Buckeye"), and CARDINAL OPERATING COMPANY, an Ohio corporation (herein called "Operating Company").

                                   WITNESSETH:

         WHEREAS, Ohio, Buckeye and Operating Company have entered into a Station Agreement dated as of January 1, 1968, and eight prior amendments thereto dated, respectively, as of October 1, 1973, March 1, 1976, March 1, 1977, December 1, 1977, April 15, 1980, June 1, 1981, January 1, 1995, and
September 1, 1999 (herein called the "Station Agreement"), concerning the operation and use of the Cardinal Station; and

         WHEREAS, the Power Delivery Agreement dated as of January 1, 1968, among Ohio, Buckeye and other transmitting utilities in the State of Ohio (herein called the "Power Delivery Agreement") expired as of June 30, 2003; and

         WHEREAS, references to the Power Delivery Agreement are made in the Station Agreement, and the parties desire to make certain revisions to the Station Agreement to reflect the expiration of the Power Delivery Agreement and to make certain other revisions to reflect other changes in circumstances; and

         WHEREAS, following consultations between the parties as contemplated by the Station Agreement, the parties desire to extend the term of the Station Agreement after the expiration of its initial term for an additional term extending through December 31, 2026, and to make certain other amendments related to the pricing and availability of Back-up Energy;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE ONE

                                   Definitions

         1.1 Effective as of the Effective Date, the definitions of the "Buckeye Cardinal Alternate Hourly Demand", "Buckeye Cardinal Hourly Demand", "Buckeye Mortgage", "Buckeye Power Requirement", "Buckeye Scheduled Wholesale Hourly Demand", and "Ohio's Bulk Transmission Facilities" set forth in Section 1.1 of the Station Agreement are hereby amended and restated to read in their entirety as follows:

         Buckeye Cardinal Alternate Hourly Demand for any hour means the Buckeye Cardinal Hourly Demand for such hour, provided, however, that any Buckeye Scheduled Wholesale Hourly Demand for such hour shall be excluded from the Buckeye Cardinal Alternate Hourly Demand for such hour.

         Buckeye Cardinal Hourly Demand for any hour means the kilowatt demand at the Cardinal Station's high-voltage busses which is equal to (i) the number of kilowatts of demand for such hour as measured by suitable metering equipment at Buckeye's delivery points in the AEP Transmission System, plus (ii) the amounts of hourly power scheduled for such hour by Buckeye or its agent through the AEP Transmission System to delivery points interconnecting the AEP Transmission System with the transmission systems of other utilities, less (iii) the amounts of hourly power scheduled for such hour by Buckeye or its agent from any source other than the Cardinal Station for delivery into the AEP Transmission System. All such amounts shall be adjusted to include applicable losses on the transmission and distribution facilities of the AEP Transmission System per the AEP OATT.

         Buckeye Mortgage means the Mortgage and Deed of Trust dated as of April 1, 1968, as supplemented and amended from time to time, made by Buckeye with The Ohio National Bank of Columbus (now US Bank National Association), as Trustee. Whenever reference is made in this Agreement to the Trustees under the Buckeye Mortgage, or to the corporate trustee under the Buckeye Mortgage, such terms shall mean the corporations or corporation which shall at the time in question be acting in such capacities or capacity under the Buckeye Mortgage.

         Buckeye Power Requirement means the aggregate requirements of Buckeye for electric power and energy from time to time for (a) sale and delivery to the Buckeye Members and for resale and delivery by the Buckeye Members to customers or use by the Buckeye Members in the operation of their respective facilities and systems, and (b) the sale and delivery power, and the energy related thereto, by Buckeye, at wholesale, to customers other than the Buckeye Members, in accordance with Article Twelve hereof.

         Buckeye Scheduled Wholesale Hourly Demand for any hour means the kilowatt demand at the Cardinal Station's high-voltage busses which is equal to the amounts of hourly power scheduled for such hour by Buckeye or its agent to Buckeye Bulk Power Delivery Points for delivery and sale at wholesale.

         Ohio's Bulk Transmission Facilities means the 138-kv, 345-kv and 765-kv transmission facilities owned by Ohio or its successors in ownership of such facilities, including, but not limited to, any regional transmission organization, and such higher voltage transmission facilities as Ohio or such successors may install and own subsequent to the date hereof.

         1.2 Effective as of the Effective Date, at the end of Section 1.1 of the Station Agreement add the following additional definitions of "AEP OATT", "AEP Transmission System", "Buckeye Bulk Power Delivery Points", "Buckeye's Units Average Fuel and Maintenance Cost", "Economic Dispatch Energy", "Equivalent Availability Factor of Buckeye's Units", "Network Integration Transmission Service Agreement", "Network Operating Agreement", and "Wholesale Power Agreements":

         AEP OATT means the Federal Energy Regulatory Commission accepted Open Access Transmission Tariff of American Electric Power Service Corporation filed on behalf of the operating companies, including Ohio, of the AEP Transmission System, or any successor tariff, including, but not limited to, any successor tariff of any regional transmission organization, the Network Integration Transmission Service Agreement and the Network Operating Agreement.

         AEP Transmission System means the transmission and distribution facilities owned by affiliates of American Electric Power Company, Inc., including Ohio, or their successors in ownership or control of such facilities, including, but not limited to, any regional transmission organization.

         Buckeye Bulk Power Delivery Points means delivery points established on the AEP Transmission System, or interconnecting the AEP Transmission System with the transmission systems of other utilities, pursuant to the AEP OATT and applicable law for the purpose of the sale of power, and the energy related thereto, by the Buckeye Members, at wholesale, or by Buckeye, at wholesale, to customers other than the Buckeye Members.

         Buckeye's Units Average Fuel and Maintenance Cost for any month means an amount expressed in dollars per kilowatthour equal to the quotient of (i) the sum of (A) all costs with respect to Buckeye's share of the Initial Units Monthly Coal Requirement and Initial Units Monthly Fuel Handling Cost and Buckeye's share of the Additional Unit Monthly Coal Requirement and Additional Unit Monthly Fuel Handling Costs and Buckeye's share of all fuel oil consumed, calculated pursuant to Section 7.2, for the present month and prior eleven months, and (B) Buckeye's share of the Cardinal Station Monthly Maintenance Cost, calculated pursuant to Section 7.3, for the present month and prior eleven months, divided by (ii) the sum of Buckeye's Monthly Energy for the present month and the prior eleven months.

         Economic Dispatch Energy means the amounts of energy that Ohio elects, pursuant to Section 8.6 and according to principles of economic dispatch, to provide from time to time from Ohio's and its affiliates' generation resources rather than from Buckeye's Units in order to satisfy all or a portion of Buckeye's Monthly Energy requirement during periods that Buckeye's Units were available and could have supplied that energy from their Total Net Available Capability. Economic Dispatch Energy shall not be deemed Back-up Energy or energy associated with Buckeye's Supplementary Power and Buckeye's Excess Supplementary Power for any purpose.

         Equivalent Availability Factor of Buckeye's Units for the relevant period means a ratio where (A) the numerator is the sum of all hours during the relevant period that both Buckeye's Initial Unit and Buckeye's Additional Unit were available to generate electricity, and (B) the denominator is the number of hours in the relevant period.

         Network Integration Transmission Service Agreement means that certain Network Integration Transmission Service Agreement dated July 29, 2003, and effective on and after July 1, 2003, between Buckeye and American Electric Power Service Corporation on behalf of the operating companies, including Ohio, of the AEP Transmission System pursuant to the AEP OATT to provide delivery of power and energy to Buckeye for sale by Buckeye to the Buckeye Members, or any successor agreement with American Electric Power Service Corporation or with any successor to American Electric Power Service Corporation or any of its affiliates, including, but not limited to, any regional transmission organization.

         Network Operating Agreement means that certain agreement dated July 29, 2003 and effective on and after July 1, 2003, between Buckeye and American Electric Power Service Corporation, on behalf of the operating companies, including Ohio, of the AEP Transmission System pursuant to the AEP OATT to provide, inter alia, for the interconnected operation of their respective systems in continuous synchronism through the interconnections, or any successor agreement with American Electric Power Service Corporation or with any successor to American Electric Power Service Corporation or any of its affiliates, including, but not limited to, any regional transmission organization.

         Wholesale Power Agreements means the several wholesale power agreements between Buckeye and the Buckeye Members in effect on the date of the execution of the Network Integration Transmission Service Agreement, and shall include any wholesale power agreement made in the future between Buckeye and a Buckeye Member, as such agreements may be supplemented, amended or restated from time to time.

         1.3 Effective as of the Effective Date, the definitions of "Company" and "Power Delivery Agreement" in Section 1.1 of the Station Agreement are hereby deleted.

                                   ARTICLE TWO

                             Ownership of Facilities

         2.1 Effective as of the Effective Date, the phrase "as contemplated by the Power Delivery Agreement or" in Section 2.1(h) of the Station Agreement is hereby deleted.

         2.2 Effective as of the Effective Date, the phrases "the Power Delivery Agreement," and "(as such term is defined in the Power Delivery Agreement)" in
Section 2.8(i) of the Station Agreement are hereby deleted.

                                  ARTICLE THREE

                        Operation of the Cardinal Station

         3.1 Effective as of the Effective Date, the phrase "and the Power Delivery Agreement" in Section 8.1 of the Station Agreement is hereby deleted and replaced with the phrase ", the Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT."

         3.2 Effective as of the Effective Date, the phrase "to Ohio's Bulk Transmission Facilities" in Section 8.3 of the Station Agreement is hereby deleted and replaced with the phrase "at the Cardinal Station's high-voltage busses".

         3.3 Effective as of the Effective Date, Section 8.6 of the Station Agreement is hereby amended and restated to read in its entirety as follows:

         "8.6 Subject to the provisions of Section 8.5 above, Ohio and Buckeye agree that the Cardinal Units shall be loaded in any hour as directed by Ohio, between the minimum and maximum operating limits set forth in this Section and insofar as it may be physically possible to do so consistent with good and safe commercial practice according to principles of economic dispatch employed by Ohio at the Ohio Generating Stations. When operating the Cardinal Units and the Ohio Generating Stations according to principles of economic dispatch, Ohio will have the option in its discretion to provide Economic Dispatch Energy in order to satisfy all or a portion of Buckeye's Monthly Energy provided that Buckeye's Units were available and could have supplied that energy from their Total Net Available Capability. Ohio's election to provide Economic Dispatch Energy shall not adversely affect or disadvantage Buckeye in any way under this Agreement. The parties hereto agree that the process being utilized as of July 1, 2003 to allocate the liabilities, costs and expenses associated with Ohio's election to provide Economic Dispatch Energy does not adversely affect or disadvantage Buckeye. The maximum operating limit of each of the Cardinal Units shall be equal to the Total Net Available Capability of such unit. The minimum operating limit of each of the Cardinal Units shall be the lowest level of operation that insures stability of combustion in the steam generator of such unit at low firing rates."

         3.4 Effective as of the Effective Date, Section 8.7 of the Station Agreement is hereby amended by adding the phrase "associated with the Buckeye Cardinal Hourly Demand" after the phrase "Buckeye's total energy requirement" in subsections (a) and (b) of Section 8.7 of the Station Agreement, and by deleting the phrase "and, if Buckeye shall have arranged to obtain a supply of electric power and energy from any source other than Buckeye's Initial Unit and/or Buckeye's Additional Unit, as contemplated by Section 8.4(c), less energy associated with such supply," from subsections (a) and (b) of Section 8.7 of the Station Agreement.

                                  ARTICLE FOUR

                      Back-up of Buckeye Power Requirements

         4.1 Effective as of the date that this Amendment No. 9 to the Station Agreement becomes effective pursuant to Section 9.1 hereof, Sections 9.2(a) and 9.2(b) of the Station Agreement are hereby amended and restated to read in their entirety as follows:

         "(a) Ohio shall furnish Back-up Power, to the full extent that it backs up firm contract demands of its own customers, during such period or periods of time during any calendar year when the capability of Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be curtailed and/or Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be removed from service, for any reason, including preventative maintenance and/or repairs, shortages of fuel, or as a result of laws and/or rules and regulations affecting emissions of pollutants, discharges of wastes or other environmental conditions, and no capacity charge shall be made by Ohio to Buckeye for Back-up Power furnished pursuant to the provisions of this subsection (a); provided, however, that in no event shall Ohio be obligated to supply Back-up Power during any one calendar year which in the aggregate exceeds a number of kilowatthours of Back-up Energy equal to the sum of (A) the product of (i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Initial Unit, and (iii) 8760, and (B) the product of
(i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Additional Unit, and (iii) 8760, except that when in any calendar year the Back-up Energy furnished by Ohio to Buckeye shall aggregate a number of kilowatthours that is less than the sum of (A) and (B) above, the deficiency shall be carried forward to the succeeding calendar year and added to the amount of Back-up Power which Ohio shall be obligated, if required, to furnish in such year, and any such amount of Back-up Power not being so supplied by Ohio in such subsequent year shall be similarly carried forward into the next succeeding calendar year until such deficiency shall have been exhausted. For purposes of the immediately preceding proviso, with respect to calendar year 2012 in which the initial term of this Agreement expires and each calendar year thereafter during the term of this Agreement:

                  (1) the period from January 1, 2012 through September 30, 2012, and the period from October 1, 2012 through December 31, 2012, will each be considered a "year";

                  (2) for the period from January 1, 2012 through September 30, 2012, the quantity (A) above shall equal the product of (i) 0.130435,
         (ii) Buckeye's Contractual Net Capability of Buckeye's Initial Unit, and (iii) 6576, and the quantity (B) above shall equal the product of
         (i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Additional Unit, and (iii) 6576;

                  (3) for the period from October 1, 2012 through December 31, 2012, the quantity (A) above shall equal the product of (i) 0.130435,
         (ii) Buckeye's Contractual Net Capability of Buckeye's Initial Unit,
         (iii) 2208 and (iv) the Equivalent Availability Factor of Buckeye's Units for the period from January 1, 2012 to December 31, 2012, and the quantity (B) above shall equal the product of (i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Additional Unit,
         (iii) 2208 and (iv) the Equivalent Availability Factor of Buckeye's Units for the period from January 1, 2012 to December 31, 2012;

                  (4) for each calendar year commencing on and after January 1, 2013, the quantity (A) above shall equal the product of (i) 0.130435,
         (ii) Buckeye's Contractual Net Capability of Buckeye's Initial Unit,
         (iii) 8760, and (iv) the Equivalent Availability Factor of Buckeye's Units for such calendar year, and the quantity (B) above shall equal the product of (i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Additional Unit, (iii) 8760, and (iv) the Equivalent Availability Factor of Buckeye's Units for such calendar year;

                  (5) the deficiency carried forward to October 1, 2012 will be reduced to 1.4 billion kilowatthours and any amount in excess of 1.4 billion kilowatthours existing on October 1, 2012, and all rights and obligations of the parties with respect thereto, shall become null and void as of that date, so that the amount of Back-Up Power which Ohio shall be obligated, if required, to furnish for the period October 1, 2012 through December 31, 2012 shall equal 1.4 billion kilowatthours plus the sum of (A) and (B) as determined above for the period October 1, 2012 through December 31, 2012, and any deficiency for that period and for each calendar year thereafter shall be carried forward to the succeeding calendar year and added to the amount of Back-up Power which Ohio shall be obligated, if required, to furnish in such year, and any such amount of Back-up Power not being so supplied by Ohio in such subsequent year shall be similarly carried forward into the next succeeding calendar year until such deficiency shall have been exhausted.

         (b) Buckeye shall pay Ohio for Back-up Energy furnished in any month an amount equal to the product of (i) the total kilowatthours of such Back-up Energy for such month, and (ii) Buckeye's Units Average Fuel and Maintenance Cost."

                                  ARTICLE FIVE

                                Delivery Service

         5.1 Effective as of the Effective Date, Section 12.1 of the Station Agreement is hereby amended and restated to read in its entirety as follows:

         "12.1 Ohio will deliver, and Buckeye will receive, at the Cardinal Station's high-voltage busses all electric power and energy (including all related ancillary services) which Buckeye is entitled to receive under this Agreement. Buckeye will make arrangements for the transmission of such power and energy to delivery points established by Buckeye for that purpose from time to time. Ohio will cooperate with Buckeye in establishing delivery points for such power and energy in accordance with the terms of this Agreement, the AEP OATT, and applicable law."

         5.2      Effective as of the Effective Date, Section 12.2 and Section
12.3 of the Station Agreement are hereby deleted.

         5.3 Effective as of the Effective Date, Section 12.4(a) of the Station Agreement is hereby renumbered as Section 12.2(a) of the Station Agreement and is hereby amended and restated to read in its entirety as follows:

         "(a) In order to provide for the sale of power, and the energy related thereto, by the Buckeye Members, at wholesale, or by Buckeye, at wholesale, to customers other than the Buckeye Members, Buckeye Bulk Power Delivery Points may be established in accordance with the AEP OATT and applicable law."

         5.4 Effective as of the Effective Date, Sections 12.4(b), (c), and (d) of the Station Agreement are hereby deleted.

         5.5 Effective as of the Effective Date, Section 12.4(e) of the Station Agreement is hereby renumbered as Section 12.2(b) of the Station Agreement and is hereby amended and restated to read in its entirety as follows:

         "(b) Buckeye may, by giving Ohio such reasonable notice as shall be mutually agreed upon by the parties, consistent with the standards and practices of the applicable transmission provider under the AEP OATT, schedule hourly amounts of power to be delivered by Ohio or on Ohio's behalf by the applicable transmission provider under the AEP OATT at the Buckeye Bulk Power Delivery Points. The parties shall take all steps necessary to minimize deviations between actual and scheduled deliveries of such power and energy."

         5.6 Effective as of the Effective Date, Section 12.4(f) of the Station Agreement is hereby renumbered as Section 12.2(c) of the Station Agreement and is hereby amended and restated to read in its entirety as follows:

         "(c) Buckeye Additional Scheduled Delivery Points Hourly Demand for any hour shall mean the total number of kilowatts of demand scheduled for such hour by Buckeye for delivery in accordance with the provisions of Subsection 12.2(b) hereinabove to the Buckeye Bulk Power Delivery Points. In the event scheduled service to any of the Bulk Power Delivery Points is interrupted or affected in any hour for any reason, so that the total number of kilowatts of power scheduled for delivery to such Buckeye Bulk Power Delivery Points for such hour cannot be delivered, the Buckeye Additional Scheduled Delivery Points Hourly Demand at such Buckeye Bulk Power Delivery Points shall equal that portion of the scheduled amounts of power which can be delivered, or were delivered pursuant to a revised schedule, in such hour."

         5.7 Effective as of the Effective Date, Section 12.4(g) of the Station Agreement is hereby renumbered as Section 12.2(d) of the Station Agreement, and the phrase "Power Delivery Facilities Hourly Demand (as defined in the Power Delivery Agreement)" in Section 12.4(g) of the Station Agreement (renumbered
Section 12.2(d)) is hereby deleted and replaced with the phrase "Buckeye Cardinal Hourly Demand".

         5.8 Effective as of the Effective Date, Section 12.4(h) of the Station Agreement is hereby renumbered as Section 12.2(e) of the Station Agreement and is hereby amended and restated to read in its entirety as follows:

         "(e) The amounts of power and the associated amounts of energy scheduled for delivery in accordance with the provisions of Subsection 12.2(b) hereinabove to the Buckeye Bulk Power Delivery Points shall, for all purposes of this Agreement, be considered a portion of the Buckeye Power Requirement."

         5.9 Effective as of the Effective Date, Section 12.5 of the Station Agreement is hereby renumbered as Section 12.3 and the reference in Section 12.5 of the Station Agreement to "Buckeye Additional Scheduled Cardinal Hourly Demand" is changed to a reference to "Buckeye Additional Scheduled Delivery Points Hourly Demand".

         5.10 Effective as of the Effective Date, Amendment No. 6 to the Station Agreement is hereby deleted.

         5.11     Effective as of the  Effective  Date,  the  following  new
Section 12.4 is added to the end of Article  Twelve of the Station Agreement:

         "12.4 Nothing contained in this Agreement shall be construed to restrict, limit or waive, directly or by implication, any rights which Buckeye may have under the AEP OATT or applicable law with respect to the establishment of delivery points for the receipt of any power and energy (including any related ancillary services) that Buckeye may be entitled to under this Agreement."

                                   ARTICLE SIX

                         Functions of Operating Company

         6.1 Effective as of the Effective Date, the phrase "Power Delivery Agreement" in Section 14.1 of the Station Agreement is hereby deleted and replaced with the phrase "Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT."

         6.2 Effective as of the Effective Date, the phrase "and the Power Delivery Agreement" in Section 14.4 of the Station Agreement is hereby deleted and replaced with the phrase "and the Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT".

         6.3 Effective as of the Effective Date, subsection (a) of Section 14.9 of the Station Agreement is hereby amended by adding the following sentence prior to the last sentence of subsection (a) of Section 14.9:

         "Before calculating the amounts to be paid by Buckeye and Ohio to or for the account of Operating Company hereunder, Buckeye's Monthly Energy (and Buckeye's Initial Unit Monthly Energy and Buckeye's Additional Unit Monthly Energy as applicable) for the applicable month shall be reduced by the amount of Economic Dispatch Energy applicable to Buckeye's Units for that month, such that there will be no charges in that statement related to reimbursement for the costs of Economic Dispatch Energy supplied by Ohio during that month."

         6.4 Effective as of the Effective Date, a subsection (d) is hereby added to Section 14.9 of the Station Agreement as follows:

         "(d) As soon as practicable after the end of each month, Operating Company shall furnish to Buckeye and to Ohio a statement setting forth in reasonable detail the amounts to be paid by Buckeye to Ohio for Economic Dispatch Energy supplied by Ohio during such month. The total amount due from Buckeye for Economic Dispatch Energy supplied by Ohio during such month shall equal the positive difference, if any, between (i) the total amount that would be due from Buckeye under the statement furnished by Operating Company pursuant to subsection (a) of this Section 14.9 if Buckeye's Monthly Energy (and Buckeye's Initial Unit Monthly Energy and Buckeye's Additional Unit Monthly Energy as applicable) for the applicable month was not reduced by the amount of Economic Dispatch Energy applicable to Buckeye's Units for that month, and (ii) the total amount actually due from Buckeye under the statement furnished by Operating Company pursuant to subsection (a) of this Section 14.9. The statement furnished by Operating Company pursuant to this subsection (d) of Section 14.9 shall include a calculation of the total amount that would be due from Buckeye under the statement furnished by Operating pursuant to subsection (a) of this
Section 14.9 if Buckeye's Monthly Energy (and Buckeye's Initial Unit Monthly Energy and Buckeye's Additional Unit Monthly Energy as applicable) for the applicable month was not reduced by the amount of Economic Dispatch Energy applicable to Buckeye's Units for that month, in the same level of detail as the statement furnished by Operating Company pursuant to subsection (a) of this
Section 14.9. Buckeye shall pay the total amount due under this subsection (d) of Section 14.9 for Economic Dispatch Energy within fifteen (15) days after receipt of the statement furnished by Operating Company under this subsection
(d) of Section 14.9. The statement furnished by Operating Company pursuant to this subsection (d) of Section 14.9 and amounts due therein are subject to the provisions of subsection (b) of this Section 14.9."


                                  ARTICLE SEVEN

                                Term of Agreement

         7.1 Effective as of the Effective Date, Section 16.1 of the Station Agreement is hereby amended and restated to read in its entirety as follows:

         "16.1 This Agreement shall continue for (i) an initial term from the date on which the Effective Date of Amendment No. 1 to the Station Agreement shall occur to and until 11:59:59 p.m. on September 30, 2012; and (ii), thereafter, for an additional term beginning upon expiration of the initial term as set forth above and continuing until 11:59:59 p.m. on December 31, 2026. Buckeye and Ohio shall commence negotiations in respect of the extension of the additional term, or termination, of this Agreement not less than seven (7) years prior to the end of such additional term."

                                  ARTICLE EIGHT

                                     General

         8.1 Effective as of the Effective Date, the phrases "Power Delivery Agreement" and "Federal Power Commission" in Section 17.1 of the Station Agreement are hereby deleted and replaced with the phrases "Network Integration Transmission Service Agreement, the Network Operating Agreement, the AEP OATT" and "Federal Energy Regulatory Commission", respectively.

         8.2 Effective as of the Effective Date, the phrases "or the Power Delivery Agreement", "and of the Power Delivery Agreement", "and the Power Delivery Agreement", and "or of the Power Delivery Agreement" in Section 17.3 of the Station Agreement are hereby deleted and replaced with the phrases "or the Network Integration Transmission Service Agreement, the Network Operating Agreement, or the AEP OATT", "and of the Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT", ", the Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT", and "or of the Network Integration Transmission Agreement, the Network Operating Agreement, or the AEP OATT", respectively.

         8.3 Effective as of the Effective Date, the phrase "Power Delivery Agreement" in Section 17.6 of the Station Agreement is hereby deleted and replaced with the phrase "Network Integration Transmission Service Agreement, the Network Operating Agreement, or the AEP OATT".

         8.4 Effective as of the Effective Date, the phrases "the Power Delivery Facilities" and "Ohio's Bulk Transmission Facilities" in Section 17.8(a) of the Station Agreement are hereby deleted and replaced with the phrases "Ohio's Bulk Transmission Facilities" and "other facilities used to deliver Cardinal Station power and energy", respectively.

         8.5 Effective as of the Effective Date, the phrases "the Power Delivery Facilities" and "Ohio's Bulk Transmission Facilities" in Section 17.8(c) of the Station Agreement are hereby deleted and replaced with the phrases "Ohio's Bulk Transmission Facilities" and "other facilities used to deliver Cardinal Station power and energy", respectively.

         8.6 Effective as of the Effective Date, the phrase "Power Delivery Agreement" in Section 17.8(d) of the Station Agreement is hereby deleted and replaced with the phrase "Network Integration Transmission Service Agreement, the Network Operating Agreement, and the AEP OATT".

                                  ARTICLE NINE

             Effective Date of Amendment No. 9 to Station Agreement

         9.1 This Amendment No. 9 to the Station Agreement and the Station Agreement as modified by Amendments 1 through 8 shall become effective on the date on which the last of the following events shall have occurred:

         (a) This Amendment No. 9 to the Station Agreement shall have been filed with, and accepted for filing without condition by, the Federal Energy Regulatory Commission under the Federal Power Act as a rate schedule, or as a supplement to a rate schedule, of Ohio; and

         (b) Buckeye, Operating Company and Ohio shall each have caused this Amendment No. 9 to the Station Agreement to be executed by their officers thereunto duly authorized.

         Each party will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 9 to the Station Agreement shall become effective as provided in this Section 9.1 at the earliest practicable date. Notwithstanding the foregoing, if this Amendment No. 9 to the Station Agreement is not approved in its entirety by the Federal Energy Regulatory Commission or by any other relevant regulatory authority, without modification or condition, it shall be deemed withdrawn and shall be null and void and of no force and effect.

                    [Signatures appear on the following page]

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to the Station Agreement to be executed by their officers thereunto duly authorized as of the date first above written.


OHIO POWER COMPANY,
by its duly authorized agent,
American Electric Power Service Corporation


By:    /s/ Coulter R. Boyle III
       ---------------------------
Name:  Coulter R. Boyle III
Title: Senior Vice President


BUCKEYE POWER, INC.


By:    /s/ Anthony J. Ahern
       ---------------------------
Name:  Anthony J. Ahern
Title: President


CARDINAL OPERATING COMPANY


By:    /s/ William L Sigmon, Jr.
       ---------------------------
Name:  William L Sigmon, Jr.
Title: Vice President